MARATHON VALUE PORTFOLIO

a Series of Northern Lights Fund Trust III
(the “Trust”)

Supplement dated July 6, 2016 to the Statement of Additional Information (“SAI”)

dated March 1, 2016

All references to Spectrum Advisory Services, Inc. in the Marathon Value Portfolio’s (the “Fund”) SAI as the adviser to the Fund are deleted and replaced with references to Gratus Capital, LLC. In addition, certain sections of the SAI are revised as follows:

The following information replaces similar information under the section entitled “Investment Adviser” on pages 12-14 of the SAI:

The Adviser. Gratus Capital, LLC (“Gratus” or the “Adviser”), serves as investment adviser to the Fund. Gratus is a Delaware limited liability company located at 3350 Riverwood Parkway, Suite 1550, Atlanta, GA 30339. Gratus is a wholly owned subsidiary of Focus Operating, LLC, a Delaware limited liability company (“Focus Operating”) located at 825 Third Avenue, 27th Floor, New York, NY 10022. Focus Operating, a holding company, is the managing member of Gratus based on its ownership of Gratus. Focus Operating is a majority owned subsidiary of Focus Financial Partners, LLC, a Delaware limited liability company (“Focus Financial Partners”) located at 825 Third Avenue, 27th Floor, New York, NY 10022. Focus Financial Partners controls Focus Operating through its ownership interest in Focus Operating. As of June 30, 2016, Gratus had approximately $1.15 billion in assets under management.

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser is responsible for managing the Fund’s investments, subject to oversight by the Board. The Adviser provides investment advisory services and pays most of the Fund’s expenses (with certain exceptions noted below) in return for a “universal fee.” For its services to the Fund, the Adviser is entitled to receive an annual fee equal to 1.10% of the Fund’s average daily net assets. The Fund, not the Adviser, pays the following expenses: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or nonrecurring expenses, such as litigation, and any 12b-1 fees.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Prior to May 1, 2016, Spectrum Advisory Services, Inc. (“Spectrum”), was the Fund’s investment adviser pursuant to a previous advisory agreement that contained materially the same terms as the Agreement. Under the agreement with Spectrum, the Fund paid Spectrum a universal fee equal to 1.10% of the Fund’s average daily net assets. Spectrum was controlled by the current portfolio manager of the Fund, Marc Heilweil.

Prior to March 8, 2013, Spectrum provided management services to the Predecessor Fund under the terms of a prior management agreement under which the Predecessor Fund was obligated to pay Spectrum a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. The Predecessor Fund, not Spectrum, paid brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or nonrecurring expenses, including litigation, and any 12b-1 fees.

The following table describes the advisory fees paid to Spectrum by the Predecessor Fund for the fiscal period indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid

October 31, 2013**	$232,292	$ 0	$232,292

**For the period November 1, 2012 through March 8, 2013.

The following table describes the advisory fees paid to Spectrum by the Fund for the fiscal period or years indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid
October 31, 2013*	$468,472	$0	$468,472
October 31, 2014	$748,931	$0	$748,931
October 31, 2015	$724,025	$0	$724,025

*For the period March 8, 2013 through October 31, 2013.

The following information replaces similar information under the section entitled “Portfolio Manager” on page 14 of the SAI:

Portfolio Manager

Marc Heilweil serves as the Portfolio Manager for the Fund and is primarily responsible for making all investment decisions of the Fund. As of October 31, 2015, the Portfolio Manager was responsible for the management of the following types of accounts, including the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$64,035,929	0	None
Pooled Investment Vehicles	0	None	0	None
Other Accounts	524	$431,036,831	0	None

Compensation

The Portfolio Manager is compensated for his services by the Adviser. The Portfolio Manager’s compensation consists of a fixed salary and discretionary bonus, unrelated to the Fund’s performance or asset level.

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This Supplement should be read in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated March 1, 2016. These documents contain information that you should know about the Fund before investing and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and can be obtained upon request and without charge by calling the Fund toll free at 1-800-788-6086.